Exhibit 99.1

Consumer Portfolio Services, Inc. Nasdaq: CPSS

Cautionary Statement Information included in the following slides is believed to be accurate, but is not necessarily complete. Such information should be reviewed in its appropriate context. The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed. To the extent that one reading the following material nevertheless makes such an inference, such inference would be a forward-looking statement, and would be subject to risks and uncertainties that could cause actual results to vary. Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent sub-prime financing, and exposure to litigation.

Reference to Public Reports Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission's EDGAR search page (http://www.sec.gov/edgar/searchedgar/companysearch.html) using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described under the caption "Forward-looking Statements" in Item 7 of CPS's annual report on Form 10-K, which report is on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference.

Consumer Portfolio Services, Inc. Specialty finance company focused on sub-prime auto market Established in 1991; IPO in 1992 Through December 31, 2005, approximately $6.1 billion in contract purchases from auto dealers

Consumer Portfolio Services, Inc As of December 31, 2005, managed portfolio of approximately $1.1 billion Irvine, California headquarters and servicing branches in Virginia, Florida, Georgia and Illinois Approximately 740 employees

U.S. Auto Finance Market2004 U.S. auto financing = $392 billion(1)$207 billion new; $185 billion used Company estimates 20%, or $78 billion is “sub-prime Historically fragmented market with few long-term dominant players(1)According to CNW Marketing Research, Inc.

Major Market Participants AmeriCredit Capital One Triad HSBC/Household CitiFinancial Wells Fargo Manufacturers’Captives Regional Financial Inst. Regional Independents

The CPS Landscape as of December 31, 2005Contracts with over 7,300 dealers in 47 states80 employee marketing reps in field and four in-house West coast headquarters and four strategically located servicing branches

9The CPS Landscape Primarily factory franchised dealers Contract Purchases in 2005Factory Franchised88%Rental Car Companies1%Independents(1)11%(1)Includes contract purchases of TFC, a subsidiary that targets enlisted members of U.S. Armed Forces.

The CPS Landscape CPS’s risk-adjusted pricing results in program offerings covering a wide band of the credit spectrum New contract acquisitions in 2005 n/a10,721 27.9 First Time Buyer 515 11,567 26.5 Mercury / Delta 526 12,197 23.0 Standard 511 14,613 19.1 Alpha 52 417,070 16.9 Alpha Plus 517 18,981 15.3 Super Alpha 60 420,228 12.4 PreferredAvg FICO Avg Amount Financed $Avg Yield % (1)Program.
(1) Contract APR as adjusted for fees charged (or paid) to dealer.

11 The CPS Landscape Product Mix New contract acquisitions in 2005 0 10 20 30 40 50% Preferred Super Alpha Alpha Plus Alpha Standard Mercury/Delta FTB Military

0 5 10 15 20 25 30 35% 2006 2005 2004 2003 2002 2001 Earlier The CPS Landscape Primarily late model pre-owned vehicles15% New85% Pre-owned Securitization 2005-D Principal Balances by Model Year

13 The CPS Landscape Affordable, basic transportation vehicles Average vehicle sales price of $15,150Average monthly payment of $385 for 61 months New contract acquisitions in 2005 FORD 19% CHEV 19% DODG 12% PONT 6% NISS 5% CHRY 5% SUZU 4% MITS 4% TOYO 3% HYUN 3% Others 20%

The CPS Landscape 17%Percentage of homeowners $39,596 per year Average household income 5 years Average time in residence 5 years Average time in job 38 years Average age An emphasis on stable obligors with the ability to rehabilitate their credit profile New contract acquisitions in 2005

Contract Originations Centralized contract originations at Irvine HQ Maximizes control and efficiencies Proprietary auto-decisioning system Makes initial credit decision on approximately 90% of incoming applications Enhances dealer service by shortening response time Pre-funding verification of employment, income and residency Protects against dealer and obligor fraud

Contract Originations Infrastructure to Support Significant Originations Volumes Since inception through December 2005 the Company has originate approximately $6.1 billion Annual Volumes ($ in millions) 0 200 400 600 800 1,000 $1,200 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

Contract Servicing Geographically dispersed servicing centers enhance coverage and staffing flexibility Offices are tied into the central database and paperless collection system Dynamic work queue monitoring and balancing among offices

Contract Servicing Early contact on past due accounts; commencing sixth day after due date Workloads allocated based on specialization Front end workload supplemented by automated intelligent predictive dialer

Contract Servicing

Automated paperless servicing system builds dynamic work queues based on the account's characteristics.

- Supervision — Predictive Dialer *0-29 days*
- Supervision — Front End *30-59 days*
- Supervision — Back End *60-119 days*
- Supervision — Military
- Supervision — Insurance Claims
- Supervision — Skip Tracing

- Supervision — Legal
- Supervision — Bankruptcy
- Supervision — Repossession
- Supervision — Liquidation
- Supervision — Deficiency

Agents are assigned to work queues based on their specialization.
Supervisors with appropriate expertise oversee specialized groups.

19

Successful Acquisitions $75 million portfolio acquired Servicing for additional $100 million April 2004 $63.2 million SeaWest Financial Corp.(Purchase of certain assets only) $150 million portfolio CPS maintains presence in TFC military niche May 2003 $23.7 million The Finance Company $380 million portfolio $17.4 million negative goodwill March 2002 $123.2 million MFN Financial Corp. Comments Date and Purchase Price Entity

Portfolio Financing Two short-term warehouse facilities aggregating $350 million Quarterly “AAA” rated asset-backed securities provide long-term matched funding Use of multiple bond insurers enhances liquidity and structural flexibility Sale of subordinated tranches increases liquidity

($ in millions)Portfolio Financing The Company has been a regular issuer of rated ABS since 1994Through December 2005: 40 deals aggregating over $4.0 billion 0 50 100 150 200 250 300 $350 1994-1 1994-2 1994-3 1994-4 1995-1 1995-2 1995-3 1995-4 1996-1 1996-2 1996-3 1997-1 1997-2 1997-3 1997-4 1997-5 1998-1 1998-2 1998-3 1998-4 2001-A 2002-A 2002-B 2002-C 2003-A 2003-B 2003-C 2003-D 2004-A 2004-B 2004-C 2004-D 2005-A 2005-B 2005-C 2005-D
Current Balance Original Principal

Other Financing Shelf registration effective May 2005Wtdrate 8.5%Wtdorigterm 27 months Sub. Debt -Renewable Notes $4,655Sub. Debt -RISRs Senior Debt -Affiliate of Levine Leichtman Residual Interest Financing Source Publicly issued notes from 1996 12.5% Maturing in 2006 $14,000(Fully repaid in January 2006)A lender to CPS since 1998 11.75% 2006 maturities $40,000 2nd rated “NIM” transaction by CPS 8.36% amortizing with related ABS $43,745 Comments Terms Outstanding at December 31, 2005($ in thousands)

Asset Performance Receivables and Repo Inventory 30 Plus Days Past Due Three quarter rolling averages Consistent Performance and Positive Trends 0.00 2.00 4.00 6.00 8.00 10.00% 12.00% 14.00% Dec 95 Dec 96 Dec 97 Dec 98 Mar 99 Jun 99 Sep 99 Dec 99 Mar 00 Jun 00 Sep 00Dec-00 Mar 01 Jun 01 Sep 01 Dec 01 Mar 02 Jun 02 Sep 02 Dec 02 Mar 03 Jun 03 Sep 03 Dec 03 Mar 04 Jun 04 Sep 04 Dec 04 Mar 05Jun 05Sep 05 Dec 05CPS MFN TFC

Asset Performance Average Annual Net Credit Losses Consistent Performance and Positive Trends MFN recoveries now exceed incremental losses 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00% 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

0.0 2.0 4.0 6.0 8.0 10.0 12.01 4.0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Asset Performance Average ABS Pool Cumulative Net Credit Losses as of December 31, 2005 Consistent Performance and Positive Trends ABS pools from 2003 onward exhibit substantially better performance.

Summary Balance Sheets $ 766,599 69,920 696,679 74,829 542,815 22,204 34,279 $ 22,552 $ 766,599 26,499 50,430 550,191 125,113 $ 14,366 December 31, 2004 410,310 1,081,555 102,465 58,655 Other debt Liabilities $ 492,470 $ 1,155,144 33,709 35,350 Warehouse lines of credit $ 29,018 $ 19,779 Accounts payable and other liabilities 245,118 924,026 Securitization trust debt 0 43,745 Residual interest financing 82,160 73,589 Shareholders’ equity $ 492,470 $ 1,155,144 14,093 40,897 Other Assets111,702 25,220 Residual interest in securitizations 266,189 913,576 Finance receivables, net of allowance 67,277 157,662 Restricted Cash $ 33,209 $ 17,789 Cash Assets December 31, 2003 December 31, 2005($ in thousands)

Summary Statements of Operations($ in thousands) 4,052 11,7500 Impairment on residual $10,421 $ 0 $ 0 Net gain on sale of contracts Year Ended $ (15,888) 0 (15,888) 148,580 32,574 32,147 33,936 38,173 132,69 214,394 12,480 105,818 December 31, 2004 (3,434) 0 Income tax expense (benefit) (3,039) 3,372 Income (loss) 37,141 40,384 Employee costs Expenses 23,861 51,669 Interest 31,581 39,285 General and administrative108,025 190,325 11,390 58,987 Provision for credit losses $ 395 $ 3,372 Net income (loss) 104,986 193,697 19,343 15,216 Other income17,058 6,647 Servicing fees 58,1641 71,834Interest income Revenues December 31, 2003December 31, 2005

Investment Merits Market participant since 1991; CPS has weathered industry turbulence to remain one of the few independent public auto finance companies Attractive industry fundamentals Disciplined approach to credit quality and servicing Disciplined growth in new contract acquisitions and total managed portfolio Diverse sources of funding

Investment Merits Improving asset performance Recurring revenue model and sound quality of earnings Opportunistic, successful acquisitions Stable senior management -President, Senior Vice Presidents and Vice Presidents average 11 years of service with the Company

Consumer Portfolio Services, Inc. Nasdaq: CPSS